                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement, to be effective upon filing pursuant to Rule 462(b), with respect to the issuance of up to $200,000,000 of Debt Securities and Warrants to purchase Debt Securities (the "Securities"); and

     WHEREAS, the undersigned is a director of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director (and officer) of the Company, to execute and file such registration statement with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 1999.

              By: /s/ RICHARD A. MCGINN
  -------------------------------------------------
               Name: Richard A. McGinn
  Title:  Chairman of the Board and Chief Executive
                           Officer

               By: /s/ PAUL A. ALLAIRE                               By: /s/ DONALD S. PERKINS
  -------------------------------------------------      -------------------------------------------------
                Name: Paul A. Allaire                                 Name: Donald S. Perkins
                  Title:  Director                                       Title:  Director

               By: /s/ CARLA A. HILLS                                By: /s/ HENRY B. SCHACHT
  -------------------------------------------------      -------------------------------------------------
                Name: Carla A. Hills                                  Name: Henry B. Schacht
                  Title:  Director                                       Title:  Director

                 By: /s/ DREW LEWIS                                 By: /s/ FRANKLIN S. THOMAS
  -------------------------------------------------      -------------------------------------------------
                  Name: Drew Lewis                                   Name: Franklin A. Thomas
                  Title:  Director                                       Title:  Director

               By: /s/ PAUL H. O'NEILL                                 By: /s/ JOHN A. YOUNG
  -------------------------------------------------      -------------------------------------------------
                Name: Paul H. O'Neill                                   Name: John A. Young
                  Title:  Director                                       Title:  Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the
"Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement, to be effective upon filing pursuant to Rule 462(b), with respect to the issuance of up to $200,000,000 of Debt Securities and Warrants to purchase debt Securities (the "Securities"); and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints James S. Lusk and Donald K. Peterson and each of them as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an officer of the Company, to execute and file any such registration statement with respect to the above-described Securities and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1999.

                                               By:  ________________________
                                               Name: Donald K. Peterson
                                               Title:  Executive Vice President
                                                   and Chief Financial Officer

                                      II-3